Supplement dated April 28, 2020 to the following:

First Symetra Spinnaker Plus Variable Annuity prospectus dated June 16, 1997, as supplemented
First Symetra Spinnaker Variable Annuity prospectus dated June 16, 1997, as supplemented

Important Note: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by logging into your account through symetra.com/ny.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-796-3872. Your election to receive reports in paper will apply to all Portfolios available under your Contract.

AUDITOR UPDATE
Symetra Financial Corporation has made the decision to change accounting firms for the annual independent audit of First Symetra National Life Insurance Company of New York and its registered separate account. On May 29, 2019, Symetra Financial Corporation, notified Ernst & Young LLP (“EY”) that its services as independent auditor will cease upon completion of the annual audits for Symetra Financial Corporation, its subsidiaries and their separate accounts for the fiscal year ending December 31, 2019. On the same day, Symetra Financial Corporation’s Audit Committee appointed KPMG LLP (“KPMG”) as its independent auditor to audit the financial statements of Symetra Financial Corporation and its subsidiaries and their separate accounts for the fiscal year ending December 31, 2020.
With regard to First Symetra National Life Insurance Company of New York, no disagreements arose during the twenty-four (24) months preceding the termination of EY or during any subsequent period relating to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or compliance with applicable rules of the Securities and Exchange Commission (SEC), which issues, if not resolved to the satisfaction of EY, would have caused EY to make reference to the disagreements in its reports for the fiscal years ended December 31, 2019, 2018 and 2017. EY’s reports for the fiscal years ended December 31, 2019, 2018 and 2017 did not contain any adverse opinions or a disclaimer of opinions and were not qualified or modified as to uncertainties, audit scope, or accounting principles. In addition, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K during fiscal years ended December 31, 2019, 2018 and 2017 and the subsequent interim period.
Symetra Life Insurance Company, the parent company of First Symetra National Life Insurance Company of New York, provided a copy of this disclosure, or similar disclosure, to EY for its review and requested that EY provide Symetra Life Insurance Company with a letter addressed to the SEC stating whether EY agrees with the statements made by Symetra Life Insurance Company in the Auditor Update section of Symetra Life Insurance Company’s Form S-1 (No. 333-225314) filed on March 27, 2020. A copy of that letter is filed as Exhibit 16 to that registration statement.
For the two most recent fiscal years, and any subsequent interim period prior to engaging KPMG, First Symetra National Life Insurance Company of New York did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of First Symetra National Life Insurance Company of New York and its registered separate account, and KPMG did not provide either a written report or oral advice to First Symetra National Life Insurance Company of New York that was an important factor considered by Symetra Financial Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

TAX UPDATE

SECURE Act
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (“SECURE”) Act was signed into law as part of a comprehensive government appropriations act. The SECURE Act makes changes to laws affecting IRAs and qualified retirement plans and includes provisions with a January 1, 2020 effective date.

(1)
Effective January 1, 2020, the age on which required minimum distributions (“RMDs”) generally must begin for IRAs and qualified retirement plans is increased from age 70 ½ to age 72. This change only applies to individuals reaching age 70 ½ on or after January 1, 2020.

(2)
Pursuant to the SECURE Act, effective January 1, 2020, when an IRA owner or defined contribution plan participant dies, the entire interest of the owner must be distributed by December 31st of the year that is the tenth anniversary of the owner’s death or in the case of an "eligible designated beneficiary", over the life or life expectancy of the eligible designated beneficiary if such distributions begin no later than December 31st of the year after the date of the owner’s death. An “eligible designated beneficiary” includes spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased owner, and children who have not reached the age of majority (but only until they reach the age of majority).

Consult your tax adviser if you think you may be affected by these changes.

Temporary Rules Under the CARES Act
The Coronavirus Aid, Relief and Economic Security ("CARES") Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.
Similar penalties are imposed on premature distributions from qualified annuity contracts. You should consult a competent tax and/or legal advisor for more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, and before taking or failing to take any actions related to the CARES Act.

On or about May 1, 2020, the name of Voya Global Equity Portfolio will be changed to Voya Global High Dividend Low Volatility Portfolio. As a result, all references to the name Voya Global Equity Portfolio in the prospectus are replaced with Voya Global High Dividend Low Volatility Portfolio.

Federated Investors, Inc. and Hermes Investment Management are now Federated Hermes, Inc. As a result, on or about April 28, 2020, the insurance series funds of Federated Hermes, Inc. are renamed as follows:

Old Fund Name	New Fund Name
Federated Managed Volatility Fund II, P	Federated Hermes Managed Volatility Fund II, P
Federated High Income Bond Fund II, P	Federated Hermes High Income Bond Fund II, P

In addition, Federated Insurance Series is now Federated Hermes Insurance Series.

All references to these names are updated accordingly.